UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    August 1, 2011

Arrow Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-12507

22-2448962

(Commission File Number)

(IRS Employer Identification No.)

250 Glen Street, Glens Falls, NY

12801

(Address of Principal Executive Offices)

(Zip Code)

(518) 745-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On August 1, 2011, Arrow Financial Corporation (“Arrow”) and Glens Falls National Bank and Trust Company, Arrow’s lead banking subsidiary, completed the acquisition of W. Joseph McPhillips, Inc. and McPhillips‐Northern, Inc., property and casualty insurance agencies operating four offices in the Greater Glens Falls area. The McPhillips agencies were merged into Glens Falls National Insurance Agencies, LLC (the “Agency”), a wholly owned subsidiary of Glens Falls National Bank and Trust Company.  The Agency is a full service property and casualty insurance agency.  The three principals, Paul R. McPhillips, Neil G. McPhillips and James J. Goodspeed, along with all 17 other employees, will continue to operate the acquired businesses.  This transaction will complement Arrow’s other property and casualty insurance operations, Upstate Agency, LLC and Loomis and LaPann, Inc., as well as its health insurance agency, Capital Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date: August 3, 2011

By:

/s/ Terry R. Goodemote

Terry R. Goodemote

Executive Vice President, Treasurer and
Chief Financial Officer